U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2005

KEVCORP SERVICES, INC.

(Exact name of registrant as specified in charter)

Nevada	33-8067-NY	87-0618831
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georgeres Post Rd, Suite 501, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: 732 661 2050

11247 Alta Peak Road, South Jordan, UT 84095

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Effective on December 16, 2005, the Registrant dismissed Madsen & Associates, CPA’s Inc. by declining to renew the engagement of Madsen & Associates, CPA’s Inc. as the independent accountant engaged to audit the financial statements of the Registrant and engaged Raich Ende Malter & Co. LLP as its new independent registered public accounting firm for fiscal year ending June 30, 2006.

Madsen & Associates, CPA’s Inc. performed the audit of the Registrant’s financial statements for year ended June 30, 2005 and June 30, 2004. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Madsen & Associates, CPA’s Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Madsen & Associates, CPA’s Inc.’s satisfaction would have caused Madsen & Associates, CPA’s Inc. to make reference to this subject matter of the disagreements in connection with Madsen & Associates, CPA’s Inc.’s report, nor were there any “reportable events” as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Madsen & Associates, CPA’s Inc., a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Madsen & Associates, CPA’s Inc. was approved by the Registrant’s Board of Directors.

The audit reports of Madsen & Associates, CPA’s Inc. for the Registrant’s year ending on June 30, 2005 and June 30, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

The Registrant has requested Madsen & Associates, CPA’s Inc. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective on December 16, 2005 the Registrant has engaged Raich Ende Malter & Co. LLP as the new principal accountant to audit its financial statements. The decision to engage Raich Ende Malter & Co. LLP was approved by the Registrant’s Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2005

KEVCORP SERVICES, INC.

By:	/s/ John DeNobile
Name:	John DeNobile
Title:	President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
16.1	Letter Regarding Change in Certifying Accountant.